UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 24, 2022

ALARM.COM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37461	26-4247032
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8281 Greensboro Drive	Suite 100	Tysons	Virginia	22102
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code: (877) 389-4033

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ALRM	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On February 24, 2022, Alarm.com Holdings, Inc. (the "Company") issued a press release (the "Press Release") announcing its financial results for the quarter and year ended December 31, 2021. A copy of the Press Release is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including the Press Release attached as Exhibit 99.1 hereto, is furnished under Item 2.02 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company's filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description
99.1	Press Release Dated February 24, 2022
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alarm.com Holdings, Inc.

Date:	February 24, 2022
		By:	/s/ Steve Valenzuela
Steve Valenzuela
Chief Financial Officer
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